UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 24, 2025
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

The information contained herein is being furnished pursuant to Item 2.02 of Form 8‑K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 2.02. Results of Operations and Financial Condition.
On April 24, 2025, Encompass Health Corporation (“Encompass Health” or the “Company”) issued a press release reporting the financial results of the Company for the three months ended March 31, 2025. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
The Company uses “same-store” comparisons to explain the changes in certain performance metrics within its financial statements. Same-store comparisons are calculated based on hospitals open throughout both the full current and prior periods presented. These comparisons include the financial results of market consolidation transactions and capacity expansions (including the addition of satellite and remote hospitals) in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company's results of operations.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Certain Officers.
On April 24, 2025, Encompass Health issued a press release announcing the appointment of Patrick W. Tuer as Executive Vice President and Chief Operating Officer, a copy of which is attached to this report as Exhibit 99.3.
Mr. Tuer, age 41, has held a number of leadership positions with the Company. Mr. Tuer has served as Group President since August 1, 2023, overseeing three of the Company’s geographic operating regions, consisting of a total of 69 hospitals. Prior to that, he served as Northeast Regional President beginning in March 2021 and as Regional Vice President, Operations beginning in November 2018. Before joining Encompass Health, he held leadership roles with both acute and post-acute hospital companies. Mr. Tuer serves on the board of directors of the American Medical Rehabilitation Providers Association.
Mr. Tuer’s current compensation arrangements are set forth below:

Element of Total Direct Compensation
Annual Base Salary	$450,000
Target Senior Management Bonus Plan Opportunity	65% of base
Target Long-term Equity Incentive Plan Opportunity	150% of base
The structure of the incentive awards and other benefits are subject to substantially the same terms and conditions as those of the Company’s other senior vice presidents, which are also discussed in more detail in the Executive Compensation section of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2025. The Compensation and Human Capital Committee of the Board of Directors of Encompass Health will address Mr. Tuer’s compensation associated with his promotion at its next regularly scheduled meeting.
The Company has not entered into a written employment agreement with Mr. Tuer. There are no family relationships between Mr. Tuer and any of the directors or executive officers identified in the proxy or other arrangements or understandings pursuant to which he was selected as an officer, other than any arrangements or understandings with persons acting solely as officers of the Company. Since January 1, 2024, there has not been, nor is there currently proposed, any non-compensation transaction or series of similar transactions between Mr. Tuer and the Company in which the amount involved exceeds $120,000.

ITEM 7.01. Regulation FD Disclosure.
See Item 2.02, “Results of Operations and Financial Condition,” above.
In addition, a copy of the supplemental information which will be discussed during the Company’s earnings call at 9:00 a.m. Eastern Time on Friday, April 25, 2025 is attached to this report as Exhibit 99.2 and incorporated herein by reference.
Note Regarding Presentation of Non-GAAP Financial Measures
The financial data contained in the press release and supplemental information include non-GAAP financial measures, including the Company’s adjusted earnings per share, leverage ratio, Adjusted EBITDA, and adjusted free cash flow.
The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”). The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements; professional fees—accounting, tax, and legal; mark-to-market adjustments for stock appreciation rights; gains or losses related to hedging and equity instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the Company believes to be non-indicative of its ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company’s ongoing operating performance. Accordingly, they can complicate comparisons of the Company’s results of operations across periods and comparisons of the Company’s results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States (“GAAP”) as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. The Company reconciles adjusted earnings per share to earnings per share in the press release attached as Exhibit 99.1 and the supplemental information attached as Exhibit 99.2.
The leverage ratio referenced therein is defined as the ratio of consolidated total debt to Adjusted EBITDA for the trailing four quarters. The Company believes its leverage ratio and Adjusted EBITDA are measures of its ability to service its debt and its ability to make capital expenditures. Additionally, the leverage ratio is a standard measurement used by investors to gauge the creditworthiness of an institution. The Company’s credit agreement also includes a maximum leverage ratio financial covenant which allows the Company to deduct cash on hand from consolidated total debt. In calculating the leverage ratio under our credit agreement, we are permitted to use pro forma Adjusted EBITDA, the calculation of which includes historical income statement items and pro forma adjustments, subject to certain limitations, resulting from (1) dispositions and repayments or incurrence of debt and (2) investments, acquisitions, mergers, amalgamations, consolidations and other operational changes to the extent such items or effects are not yet reflected in our trailing four-quarter financial statements. The Company reconciles Adjusted EBITDA to net cash provided by operating activities and net income in the press release attached as Exhibit 99.1 and the supplemental information attached as Exhibit 99.2.
The Company uses Adjusted EBITDA on a consolidated basis as a liquidity measure. The Company believes this financial measure on a consolidated basis is important in analyzing its liquidity because it is the key component of certain material covenants contained within the Company’s credit agreement, which is discussed in more detail in Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Liquidity and Capital Resources,” and Note 9, Long-term Debt, to the consolidated financial statements included in its Annual Report on Form 10‑K for the year ended December 31, 2024 (the “2024 Form 10‑K”). These covenants are material terms of the credit agreement. Noncompliance with these financial covenants under the credit agreement—its interest coverage ratio and its leverage ratio—could result in the Company’s lenders requiring the Company to immediately repay all amounts borrowed. If the Company anticipated a potential covenant violation, it would seek relief from its lenders, which would have some cost to the Company, and such relief might be on terms less favorable to those in the Company’s existing credit agreement. In addition, if the Company cannot satisfy these financial covenants, it would be prohibited under the credit agreement from engaging in certain activities, such as incurring additional indebtedness, paying common stock dividends, making certain payments, and acquiring and disposing of assets. Consequently, Adjusted EBITDA is critical to the Company’s assessment of its liquidity.
In general terms, the credit agreement definition of Adjusted EBITDA, therein referred to as “Adjusted Consolidated EBITDA,” allows the Company to add back to consolidated net income interest expense, income taxes, and depreciation and amortization and then add back to consolidated net income (1) all unusual or nonrecurring items reducing consolidated net income (of which only up to $10 million in a year may be cash expenditures), (2) any losses from discontinued operations,

(3) non-ordinary course fees, costs and expenses incurred with respect to any litigation or settlement, (4) share-based compensation expense, (5) costs and expenses associated with changes in the fair value of marketable securities, (6) costs and expenses associated with the issuance or prepayment of debt and acquisitions, and (7) any restructuring charges and certain pro-forma cost savings and synergies related to transactions and initiatives, which in the aggregate are not in excess of 25% of Adjusted Consolidated EBITDA. The Company also subtracts from consolidated net income all unusual or nonrecurring items to the extent they increase consolidated net income.
The calculation of Adjusted EBITDA under the credit agreement does not require us to deduct net income attributable to noncontrolling interests or gains on fair value adjustments of hedging and equity instruments, disposal of assets, and development activities. It also does not allow us to add back losses on fair value adjustments of hedging instruments or unusual or nonrecurring cash expenditures in excess of $10 million. These items and amounts, in addition to the items falling within the credit agreement’s “unusual or nonrecurring” classification, may occur in future periods, but can vary significantly from period to period and may not directly relate to, or be indicative of, the Company's ongoing liquidity or operating performance. Accordingly, the Adjusted EBITDA calculation presented here includes adjustments for them.
Adjusted EBITDA is not a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted EBITDA should not be considered a substitute for net income or cash flows from operating, investing, or financing activities. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenues and expenses are measured in accordance with the policies and procedures described in Note 1, Summary of Significant Accounting Policies, to the consolidated financial statements accompanying the 2024 Form 10‑K.
The Company also uses adjusted free cash flow as an analytical indicator to assess its performance. Management believes the presentation of adjusted free cash flow provides investors an efficient means by which they can evaluate the Company’s capacity to reduce debt, pursue development activities, and return capital to its common stockholders. The calculation of adjusted free cash flow and a reconciliation of net cash provided by operating activities to adjusted free cash flow are included in the press release attached as Exhibit 99.1 and the supplemental information attached as Exhibit 99.2. This measure is not a defined measure of financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities. The Company's definition of adjusted free cash flow is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, distributions to noncontrolling interests, and certain items deemed to be non-indicative of ongoing operating performance. Common stock dividends are not included in the calculation of adjusted free cash flow. The Company’s definition of adjusted free cash flow is limited and does not represent residual cash flows available for discretionary spending. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. See the consolidated statements of cash flows included in the 2024 Form 10‑K, the condensed consolidated statements of cash flows included in the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 2025 (the "March 2025 Form 10-Q"), when filed, and in the press release attached as Exhibit 99.1 for the GAAP measures of cash flows from operating, investing, and financing activities.

Forward-Looking Statements
The information contained in the press release and supplemental information includes certain estimates, projections, and other forward-looking statements that involve known and unknown risks and relate to, among other things, future events, the business model, strategy, outlook and guidance, growth targets, labor cost trends, financial plans, dividend strategies or payments, effective income tax rates, plans to repurchase its debt or equity securities, future financial performance, projected business results, ability to return value to its shareholders, projected capital expenditures and development plans, leverage ratio, guidance considerations, and the impact of future legislation or regulation. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These estimates, projections, and other forward-looking statements are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections, or forward-looking statements will be realized.
All such estimates, projections, and forward-looking statements speak only as of the date hereof. The Company undertakes no duty to publicly update or revise that information.
You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking statements in this report, the press release, and supplemental information as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the attached press release and in the 2024 Form 10‑K, the March 2025 Form 10-Q, when filed, and in other documents the Company previously filed with the SEC, many of which are beyond the Company’s control. These factors may cause actual results to differ materially from the views, beliefs, and estimates expressed herein.
ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release of Encompass Health Corporation, dated April 24, 2025.
99.2	Supplemental information provided in connection with the first quarter 2025 earnings call of Encompass Health Corporation.
99.3	Press release of Encompass Health Corporation, dated April 24, 2025.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer
Dated: April 24, 2025